UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ANGI Homeservices, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 26, 2019. ANGI HOMESERVICES INC. XXXX XXXX XXXX XXXX (located on the following page). ANGI HOMESERVICES INC. 3601 WALNUT STREET, SUITE 700 DENVER, COLORADO 80205 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E79075-P24111 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 29, 2019 Date: June 26, 2019 Time: 9:00 a.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ANGI2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ANGI2019 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E79076-P24111 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/ANGI2019. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2019 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Thomas R. Evans 02) Alesia J. Haas 03) Angela R. Hicks Bowman 04) Joseph Levin 05) William B. Ridenour 06) Glenn H. Schiffman 07) Craig Smith 08) Mark Stein 09) Suzy Welch 10) Gregg Winiarski 11) Yilu Zhao The Board of Directors recommends that you vote FOR proposal 2: 2. To approve a French Sub Plan under the ANGI Homeservices Inc. 2017 Stock and Annual Incentive Plan. The Board of Directors recommends that you vote FOR proposal 3: 3. Ratification of the appointment of Ernst & Young LLP as ANGI Homeservices Inc.'s independent registered public accounting firm for 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E79077-P24111 Voting Items

E79078-P24111